UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2026

Aureus Greenway Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42507	99-0418678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Remington Boulevard Kissimmee, Florida	34744
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 344 4004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PUSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 13, 2026, Aureus Greenway Holdings Inc. (the “Company”) and Autonomous Power Corporation (d/b/a Powerus) (“Powerus”) issued a joint press release announcing that the registration statement on Form S-4 filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed business combination between the Company and Powerus was declared effective by the SEC on August 12, 2026. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed business combination and anticipated benefits thereof, including future financial and operating results, statements related to the expected timing of the completion of the transactions, including the private placements and the expected use of proceeds thereof, the plans, objectives, expectations and intentions of either company or of the combined company following the merger, anticipated future results of either company or of the combined company following the merger, the anticipated benefits and strategic and financial rationale of the merger and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. The forward-looking statements are based on current expectations and assumptions believed to be reasonable, but there is no assurance that they will prove to be accurate.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or Powerus to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk of delays in consummating the potential transaction, including as a result of required regulatory and shareholder approvals, including antitrust clearance under the The Hart-Scott-Rodino (HSR) Antitrust Improvements Act and Nasdaq listing requirements, which may not be obtained on the expected timeline, or at all, (2) the risk of any event, change or other circumstance that could give rise to the termination of the proposed business combination under the merger agreement, as amended, (3) the possibility that any of the anticipated benefits and projected synergies of the potential transactions will not be realized or will not be realized within the expected time period, (4) the limited operational history of Powerus as a combined organization and integration risks of acquired businesses, (5) diversion of management’s attention or disruption to the parties’ businesses as a result of the announcement and pendency of the transaction, including potential distraction of management from current plans and operations of the Company or Powerus and the ability of the Company or Powerus to retain and hire key personnel, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction, (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the outcome of any legal or regulatory proceedings that may be instituted against the Company or Powerus related to the proposed business combination under the merger agreement or the transaction, (9) the risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (10) legislative, regulatory, political, market, economic and other conditions, developments and uncertainties affecting the Company’s or Powerus’s businesses, (11) the evolving legal, regulatory, tax, and international trade regimes, (12) the nature, cost and outcome of potential litigation and other legal proceedings, including any such proceedings related to the transactions, (13) restrictions during the pendency of the proposed transaction that may impact the Company’s or Powerus’s ability to pursue certain business opportunities or strategic transactions, and (14) unpredictability and severity of catastrophic events, including, but not limited to, extreme weather, natural disasters, acts of terrorism or outbreak of war or hostilities, as well as the Company’s and Powerus’s response to any of the aforementioned factors.

Additional factors which could affect future results of the Company and Powerus can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Neither Powerus nor the Company undertakes any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed business combination, the Company has filed a registration statement on Form S-4 with the SEC, which includes an information statement and prospectus. The registration statement was declared effective by the SEC on August 12, 2026. The Company will mail to its stockholders a definitive information statement. Additionally, the Company expects to file other relevant materials in connection with the proposed business combination with the SEC. Investors and security holders are urged to read the registration statement on Form S-4 and information statement/prospectus (and any other documents filed with the SEC in connection with the proposed business combination or incorporated by reference into the information statement/prospectus) because such documents contain important information regarding the proposed business combination and related matters. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov or at the Company’s website at https://www.aureusgreenway.com/secfilings.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Powerus and certain of their respective directors, executive officers, other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies or consents from the Company’s stockholders in connection with the proposed business combination. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026. Information about Powerus’ directors and executive officers is set forth in the registration statement on Form S-4 filed by the Company with the SEC in connection with the proposed business combination. Additional information regarding the interests of such potential participants in the proposed business combination, including their direct or indirect interests, by security holdings or otherwise, is included in the registration statement on Form S-4 and other relevant materials filed or to be filed with the SEC in connection with the proposed business combination. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov or at the Company’s website at https://www.aureusgreenway.com/secfilings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Joint Press Release of Aureus Greenway Holdings Inc. and Autonomous Power Corporation, dated August 13, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026

Aureus Greenway Holdings Inc.

By:	/s/ Matthew J. Saker
Name:	Matthew J. Saker
Title:	Interim Chief Executive Officer and Director